UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) January 4, 2012

Yadkin Valley Financial Corporation
(Exact name of registrant as specified in its charter)

North Carolina
(State or other jurisdiction of incorporation)

000-52099	20-4495993
(Commission File Number)	(IRS Employer Identification No.)

209 North Bridge Street, Elkin, North Carolina	28621-3404
(Address of principal executive offices)	(Zip Code)
(336) 526-6300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)  Compensatory Arrangements of Certain Officers

Employment Agreement.  On January 4, 2012, the Corporation and the Bank entered into a new employment agreement with Executive Vice President J. Ricky Patterson. A copy of the agreement is filed herewith as Exhibit 10.1 to this current report.

Item 9.01(d) Exhibits

10(1)	Employment Agreement with J. Ricky Patterson, dated January 4, 2012 (filed herewith)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 6, 2012                        Yadkin Valley Financial Corporation

/s/ Jan H. Hollar
Jan H. Hollar
Executive Vice President
Chief Financial Officer